Condensed Consolidated Statements of Operations (unaudited) - USD ($)	12 Months Ended
Dec. 31, 2013
Statements of Operations [Abstract]
REVENUE	$ 1,179,603
COST OF REVENUE	2,462,087
GROSS LOSS	(1,282,484)
OPERATING EXPENSES
Sales and Marketing	2,208,689
Research and Development	982,917
General and Administrative	3,566,044
TOTAL OPERATING EXPENSES	6,757,650
OPERATING LOSS	(8,040,134)
INTEREST EXPENSE	(2,804,594)
INDUCEMENT TO CONVERT DEBT AND WARRANTS	1,355,603
SHARE PRICE / CONVERSION ADJUSTMENT	1,710,475
OTHER (INCOME) EXPENSE	54,213
NET LOSS	(13,965,019)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$ (13,965,019)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING Basic and fully diluted	3,897,081
Net loss per common share - basic and fully diluted	$ (3.58)